First Niagara Financial Group John R. Koelmel President & Chief Executive Officer Barclays Capital Global Financial Services Conference September 11, 2012

Safe Harbor Statement Any statements contained in this presentation regarding the outlook for FNFG’s business and markets, such as projections of future earnings performance, statements of FNFG’s plans and objectives, forecasts or market trends and other matters, are forward-looking statements based on FNFG’s assumptions and beliefs. Such statements may be identified by such words or phrases as “will likely result,” “are expected to,” “will continue,” “outlook,” “will benefit,” “is anticipated,” “estimate,” “project,” “management believes” or similar expressions. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those discussed in such statements and no assurance can be given that the results in any forward-looking statement will be achieved. For these statements, FNFG claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Any forward-looking statement speaks only as of the date on which it is made, and we disclaim any obligation to subsequently revise any forward-looking statement to reflect events or circumstances after such date or to reflect the occurrence of anticipated or unanticipated events. Certain factors could cause FNFG’s future results to differ materially from those expressed or implied in any forward-looking statements contained in this presentation. These factors include the factors discussed in Part I, Item 1A of FNFG’s 2011 Annual Report on Form 10-K under the heading “Risk Factors” and any other cautionary statements, written or oral, which may be made or referred to in connection with any such forward-looking statements. Since it is not possible to foresee all such factors, these factors should not be considered as complete or exhaustive. 2

Agenda 3 How Did We Get Where We Are Today? Current Focus and Priorities Keys to Winning Performance Expectations

How Did We Get Where We Are Today? What Have We Aggregated? 4 Aggregate Integrate Operate  Opportunistic acquisitions  High quality deposit franchise  Strong low-cost core deposit base  Attractive footprint with strong demographics  HH income favorable to national average  15% or greater projected 5 year-growth in median HH income in each region  Business and customer mix capable of delivering superior returns  Hired the right talent and leaders  “Been there done that” management team  One of the Best in the Business!

How Did We Get Where We Are Today? How Have We Integrated? 5 Aggregate Integrate Operate  Seamless conversion of acquired customers  Successful launch in each of our geographies  Cultural assimilation of new and legacy talent  Performance-based culture  Passion for service excellence  Empower You to thrive  Enhanced brand awareness  High-impact community investment

How Did We Get Where We Are Today? Now We Are Even More Focused on Operating! 6 Aggregate Integrate Operate  Focus on operational excellence from top to bottom  Leverage team and talent to augment product and service capabilities  Optimize infrastructure investments to improve business fundamentals  Differentiating growth in loan and customer acquisition  10 consecutive quarters of double-digit organic commercial loan growth  Improving Retail traction  Strong core checking account customer acquisition  Leadership investments in the communities we serve Winning the battle for the hearts and minds of our customers and communities

How Did We Get Where We Are Today? Talent and Culture – Our Key to Success We do what we say. People trust us to be both honest and respectful We love what we do. We energetically pursue mutual success, fired by a competitive spirit We pull together. We align our diverse strengths to accomplish extraordinary goals. We do our part. We take responsibility. We take action. And always, we take pride. We Empower YOU to thrive ! 7

657 1,322 Sep-09 2Q12 1,507 1,717 Apr-10 2Q12 What Are The Outcomes? Acquired Markets Trends 8 2,338 2,306 Apr-10 2Q12 Eastern PA Western PA 2,080 2,622 Sep-09 2Q12 Commercial Loans Core Deposits $’s millions End of period balances +14% -1% +101% +26% +5% +1% Commercial Loans Core Deposits New England 1,902 1,998 Apr-11 2Q12 3,790 3,822 Apr-11 2Q12 Commercial Loans Core Deposits HSBC Branches 7,293 7,069 5/18/12 9/6/12 Retail Core Deposits -3% Core deposit decline reflects planned attrition of high-cost deposits Deposit attrition tracks favorable to original assumption

9 How Did We Get Where We Are Today? Strong Overall Business Fundamentals 25% 29% 36% 38% 3Q11 4Q11 1Q12 2Q12 Growth in New Checking Account Sales Year-over-Year2 Consumer Checking Account Balance by Region 1 827 632 543 547 827 633 525 559 870 667 532 572 947 689 540 599 NY WPA EPA NE 3Q11 4Q11 1Q12 2Q12 1. Percentages represent annualized growth rates over the prior quarter 2. Percentages represent organic growth rates 3. Growth rates annualized. FNFG adjusted for acquisitions. H8 represents non-seasonally adjusted loan balances for all commercial banks. 15% 15% 12% 18% 18% 17% 14% 12% 14% 17% -14% -8% -7% -4% -3% 1% 1% 5% 7% 6% -20% -10% 0% 10% 20% 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 FNFG Fed H8 Commercial Banks Quarterly Growth Average Commercial Loans3 (Excludes HSBC)  10 consecutive quarters of double-digit organic commercial loan growth Retail Commercial

10 Where We Are Today Today’s Platform Upstate NY New England WPA EPA Tri-State

Upstate NY: Leverage #1 position, strong brand awareness and market leading branch & RM coverage to continue to take share WPA: Leverage existing infrastructure & differentiate with personalized service value proposition  EPA & NE: Augment existing infrastructure with differentiating product & channel investments (Treasury Management, Digital, Free ATM’s)  Tri-State (Southern CT, Metro- NYC, Northern NJ): Highly attractive demographic area provides significant market opportunity to leverage our current platform to drive additional growth Where We Are Today Today’s Platform Upstate NY 140 Branches $9.5B in Deposits 17.9% Market Share New England 75 Branches $4.8B in Deposits 9.3% Market Share Eastern PA 46 Branches $2.1B in Deposits 1.9% Market Share Western PA 60 Branches $3.0B in Deposits 6.4% Market Share Retail Potential Index by Zip Code Tri-State 27 Branches $1.5B in Deposits 2.2% Market Share Source: Branch data from SNL; excludes home office deposits. Deposit balances and branch counts are as of 6/30/12. Market share stats are based on 2011 SNL data. Note: Upstate NY is composite of Buffalo, Rochester, Syracuse, Albany MSAs; WPA is Pittsburgh MSA; EPA is Philadelphia MSA; New England is composite of New Haven CT, Hartford CT and Springfield MA, MSAs; Tri-State is composite of Rockland NY, Westchester NY and Fairfield CT counties. 11

12 Optimize performance of today’s businesses and balance sheet  EPS growth  Market share gains  Operational excellence Manage profitable growth with a focus on improved returns and capital accumulation  Asset rotation  Operating leverage  Capital Management Current Focus and Priorities

Current Focus and Priorities How Do We Make That Happen? 13 Commercial •Leverage commercial talent, expanded capabilities and geographies to drive deeper penetration •Continue product and service enhancements •Treasury Management expansion to boost fee generation and commercial deposit growth Consumer Finance •Leverage HSBC branch transaction to drive credit card receivables and interchange • Increase products per customer through integration with retail network •Accelerate balance sheet rotation Retail •Build on Simple-Fast-Easy value proposition while building transactor/saver/borrowers • Invest in digital channel and develop select new product offerings (payments and segments) •Leverage HSBC branch and talent to drive small business expansion •Rationalize all delivery channels to reduce cost to acquire Operational Excellence •Do More with what we have •Drive cross-functional team work to enhance customer profitability •Leverage people, process, analytics and systems to drive efficiency improvements •Prudent investments to position for the future

Commercial Keys to Winning 14

Provide exceptional service, value-added ideas and sophisticated products that meet our customers’ broad relationship needs Scale commercial business to fully capitalize on our expanded capabilities and geographies Leverage capabilities of Specialized Banking and Capital Markets to improve profitability and deepen relationships Expand Treasury Management product suite to drive fee income and commercial deposit growth Leverage Financial Services into Commercial delivery model to attract and deepen relationships Keys to Winning Commercial: Leveraging Our Core Strength 15

Keys to Winning Commercial: Executing on the Ground 1. FNFG growth rates are normalized for acquisitions. H8 represents non-seasonally adjusted loan balances for all commercial banks. Refer to the appendix for a list of peer banks. Annual Organic Total Commercial Loan Growth 1 Middle Market 28% Business Banking 23% CRE 37% Capital Markets 5% Equipment Finance 5% Other 2% Banking Services, 20% Merchant, 1% Capital Markets, 50% Lending, 25% Other, 3% > $20M, 5% $10M to $20M, 16% $5M to $10M, 17% $1M to $5M, 34% < $1M, 28% Commercial Loans Business Mix: 2Q 2012 Commercial Fee Income: June 2012 YTD Commercial Loan Mix by Size: 2Q 2012 End of period balances 15% 7% 5% -15% -10% -5% 0% 5% 10% 15% 20% 2008 2009 2010 2011 2Q12 FNFG Peer Median H8 - All Commercial Banks 16

Retail Keys to Winning 17

A differentiated customer experience = loyal customers with deeper and more profitable relationships Continued focus on acquiring and deepening customer relationships Leverage the recent build-out of our Small Business team to drive growth Scale and more fully integrate the FNIS business to capture fair share Lower the cost to serve and the cost to acquire customers through investment in and development of digital platform Enhance data driven branch network solutions to optimize decisions and investments Keys to Winning Retail: Simple, Fast, Easy Value Proposition 18

Keys to Winning Retail: Laser Focus Transactor/Saver/Borrower 1. Ratio is the percentage of households in each region that hold a checking account, savings account or investment and a loan with First Niagara Transactor, Saver, Borrower1  ~19% of households have all three Transactor/Saver/Borrower relationship  Targeting goal of 25% level in each region over next 3 years  Consumer finance capabilities (mortgage, credit card and indirect auto) to increase TSB households  HSBC branch transaction accelerates the core operating performance in Upstate New York  Further leveraging brand awareness 13.0% 23.8% 16.9% 18.0% 14.0% 14.3% 10.2% 10.8% 9.0% 11.0% 13.0% 15.0% 17.0% 19.0% 21.0% 23.0% 25.0% 2Q11 3Q11 4Q11 1Q12 2Q12 NY WPA EPA NE Checking Checking & Saving/Investment Checking, Saving/Investment & Credit 1x 2x 4x Economic Value of Relationship Depth 19

Consumer Finance Keys to Winning 20

To act as a relationship acquiring/enhancing tool that generates profitable, quality assets for the Bank Leverage current scale to grow business into a meaningful contributor to earnings Increase number of products per customer through traditional and alternative delivery channels Develop more robust product management capabilities Increase integration with retail delivery system Keys to Winning Consumer Finance: Accelerates Balance Sheet Rotation 21

Keys to Winning Building Relationships with Profitable, High Quality Assets 2Q11 3Q11 4Q11 1Q12 2Q12 Indirect Auto 0% 0% 0% 1% 3% Credit Card 0% 0% 0% 0% 4% Other 3% 3% 4% 4% 4% Home Equity 32% 33% 34% 34% 36% RRE 64% 63% 62% 61% 54% 0% 25% 50% 75% 100%  Mortgage - building scale and purchase volume capabilities  Credit Card and Indirect Auto build-up accelerating loan growth  Leveraging HSBC transaction and opportunity  Focus on strengthening integration with retail bank to drive cross-sell opportunities; (T/S/B)  Maintain sound credit quality metrics  Restructuring and dedicated management provides leadership and economies of scale Consumer Loan Mix $6.7B $6.6B $6.5B $6.3B $7.5B 22

Operational Excellence Keys to Winning 23

Operational Excellence Attract, retain, develop and reward talent and assimilate culture Create operating leverage through product and service enhancements and deeper penetration Improve data analytics to support cross-solve focus and profitable growth Undivided focus on efficiency and effectiveness Keys to Winning Focus on Operational Excellence 24

Keys to Winning Focus on Operational Excellence • Talent & culture a key differentiator – Reinforce culture of high performance • Shift investment spend to more customer driven activities • Process re-engineering / mapping to drive better efficiency – Reduce per-transaction cost and cost per loan • Drive process and organizational maturity • Cross-selling a primary focus – Part of incentive tool in retail bank – Commercial CRM system facilitates cross-vertical dialog People & Culture Process & Analytics Infrastructure & Investments Systems & Data •Core Deposits C •Activity A •Loans L • Investments I •Budget B •Employee E •Referrals R Retail Incentive Dashboard 25

Performance Expectations 26

Performance Expectations Profitable Core Banking Operations • PTPP ROA better than peers • Peer earnings growth benefiting from reserve releases – FNFG adding to reserves given industry-leading loan growth Pretax Pre-Provision ROA1 Excess Provision Lift to EPS & Allowance to Loans Contribution/(reduction) in EPS from reserve release/(additional provision above charge-offs) Source for peer data: SNL Financial. Refer to the Appendix for a list of peer banks. 1. Pretax pre-provision income excludes gain/(loss) on sale of securities from securities portfolio repositioning and nonrecurring revenues and expenses as classified by SNL. FNFG also excludes $5.4 million one –time FDIC expense in 2009. Refer to the Appendix for further details. 1.80% 1.65% 1.63% 1.48% 1.53% 1.75% 1.46% 1.45% 1.47% 1.50% 2009 2010 2011 1H12 2H12 Est FNFG Peer Median -8% -3% -7% -10% -15% 9% 21% 14% 0.00 0.50 1.00 1.50 2.00 2.50 3.00 -15.00% -10.00% -5.00% 0.00% 5.00% 10.00% 15.00% 20.00% 25.00% 30.00% 2009 2010 2011 1H12 27

Performance Expectations Path Forward: Focused on Returns Business ROA target1: 1.05% to 1.10% 2012 ROA: 0.77% - 0.80% -Leverage Core PTPP Strength -Focus on operating leverage -Do more with what we built -Lower cost to acquire customers - Expand Treasury mgt product suite -Enhance digital platform -T/S/B goal of 25% in each region - Maintain strong underwriting culture -Improved data analytics for pricing and approval -Deeper customer relationships -ROI-centric -Normalized investment book -Value of core deposits -Asset sensitivity Normalized ROA Target: 1.25% Efficiency ratio target: <55% Drive Fee income contribution Maintain strong credit culture Profitable loan growth Fed Funds normalizes 1. ROA targets are less preferred dividends, calculated as net income to common shareholders divided by average assets; Excluding preferred dividend from the calculation will increase target ROA by approximately 5 to 8 basis points. 28

Performance Expectations ROA Growth Drivers: Current vs Expected 1. F NFG excludes a $15.9 million gain recorded on the sale of $3.1 billion of mortgage-backed securities in 2012. Peers exclude nonrecurring revenue as noted by SNL and gain/loss on sale of securities. 2. FNFG excludes merger and acquisition integration expenses, restructuring charges, a $15.9 million gain recorded on the sale of $3.1 billion of mortgage-backed securities in 2012 and a $5.4 million one-time FDIC charge in 2009. Refer to the Appendix for further details. Peers exclude nonrecurring revenue and expenses as noted by SNL and gain/loss on sale of securities. 3. FNFG NCO ratio is calculated using originated loans, which exclude acquired loans marked to fair value at acquisition. 0.28% 0.51% 0.58% 0.32% 0.45% ~0.35% 0.83% 1.86% 1.31% 0.76% 0.42% 2008 2009 2010 2011 2Q12 YTD Target FNFG FNFG Base Case Peer Median 109% 75% 80% 85% 67% 95% 101% 90% 85% 88% 86% 2008 2009 2010 2011 2Q12 YTD Target 29% 25% 23% 22% 23% 30% 36% 35% 34% 32% 32% 2008 2009 2010 2011 2Q12 YTD Target 59.0% 57.7% 60.3% 59.1% 60.7% <55.0% 64.5% 66.7% 67.7% 69.6% 69.2% 2008 2009 2010 2011 2Q12 YTD Target 29

Performance Expectations Return Metrics: Current vs Expected FNFG FNFG Base Case Benefit from normalized rates Peer Median 1 FNFG excludes merger and acquisition integration expenses, restructuring charges, $15.9 million gain recorded on the sale of $3.1 billion of mortgage-backed securities in 2012 and a $5.4 million one-time FDIC charge in 2009. Refer to the Appendix for further details. ROA targets are less preferred dividends, calculated as net income to common shareholders divided by average assets; Excluding preferred dividend from the calculation will increase target ROA by approximately 5 to 8 basis points. Peers exclude nonrecurring revenue and expenses as noted by SNL and gain/loss on sale of securities. 1.25% 1.00% 0.92% 0.92% 0.94% 0.79% 1.10% 0.67% 0.12% 0.57% 0.89% 0.92% 2008 2009 2010 2011 2Q12 YTD Target 2.35% 1.76% 1.80% 1.65% 1.63% 1.48% 2.10% 1.88% 1.75% 1.46% 1.45% 1.47% 2008 2009 2010 2011 2Q12 YTD Target 30

Capital Management • Basel III – Capital structure remains well-optimized – Pro Forma preliminary B3 Tier 1 Common Capital Ratio reduced by 20 to 25 bps at June 30, 2012 • 8-10% increase in risk-weighted assets • Trust preferred securities remain low-cost Tier 2 option; three-year phase-out for Tier 1 capital modeled • Any impact from DTA or MSR disallowance very modest – Flexibility in strategic direction to mitigate B3 impact (structured products, resi product redesign, HTM / AFS Portfolio etc) • Stress Testing – Internal work underway; initial assessment exceeds CCAR stress test requirements – Revised Fed deadline: September 2013 for BHCs with $10B to $50B in assets • Capital Management – Increasing dividend while balancing capital build remains a high priority 31

Solid platform and foundation has been built Organization-wide focus on operational excellence Best Team in the Business Commitment to deliver  Performance  Results  Value Takeaways 32

First Niagara Financial Group John R. Koelmel President & Chief Executive Officer Barclays Capital Global Financial Services Conference September 11, 2012 33

Appendix 34

GAAP to Non-GAAP Reconciliation 35 (Amounts in millions) 2Q12 YTD 2011 2010 2009 2008 Reconciliation of net operating income to net income: Net operating income (Non-GAAP) 136.7$ 266.7$ 174.1$ 105.6$ 89.8$ Nonoperating income and expenses, net of tax: Gain on securities portfolio repositioning (10.3) - - - - Salaries and benefits - - 0.5 - - Merger and acquisition integration expenses 93.9 64.4 33.3 26.2 1.3 Restructuring charges 4.2 28.4 - - - Total nonoperating items, net of tax 87.8 92.8 33.8 26.2 1.3 Net income (GAAP) 48.9$ 173.9$ 140.3$ 79.4$ 88.5$ Computation of pre-tax, pre-provision operating income: Net interest income 501.4$ 881.2$ 597.8$ 364.4$ 268.6$ Noninterest income 165.5 245.3 186.6 126.0 115.7 Noninterest expense (545.8) (806.3) (523.3) (326.7) (228.4) Pre-tax, pre-provision income (GAAP) 121.1 320.2 261.0 163.7 155.9 Less: nonoperating noninterest income (15.9) - - - - Add back: nonoperating noninterest expenses 150.9 140.7 50.6 43.6 2.2 Pre-tax, pre-provision operating income (Non-GAAP) 256.1$ 460.9$ 311.7$ 207.4$ 158.1$ Total noninterest income on operating basis (Non-GAAP) 149.6$ 245.3$ 186.6$ 126.0$ 115.7$ Gain on securities portfolio repositioning 15.9 - - - - Total reported noninterest income (GAAP) 165.5$ 245.3$ 186.6$ 126.0$ 115.7$ Total noninterest expense on operating basis (Non-GAAP) 394.9$ 665.6$ 472.6$ 283.1$ 226.2$ Salaries and benefits - - 0.8 - - Merger and acquisition integration expenses 144.4 98.2 49.9 43.6 2.2 Restructuring charges 6.5 42.5 - - - Total reported noninterest expense (GAAP) 545.8$ 806.3$ 523.3$ 326.7$ 228.4$ Reconciliation of noninterest income on operating basis to reported noninterest income: Reconciliation of noninterest expense on operating basis to reported noninterest expense:

Associated Banc-Corp Hancock Holding Company BOK Financial Corporation Huntington Bancshares Incorporated City National Corporation KeyCorp Comerica Incorporated M&T Bank Corporation Commerce Bancshares, Inc. People's United Financial, Inc. Cullen/Frost Bankers, Inc. Synovus Financial Corp. First Horizon National Corporation Zions Bancorporation (1) Peer group represents commercial banks with total assets between $20 -$100 billion with similar business models. Benchmarking Peer Group (1) 36